TPC Group

Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

A Valuable, Unique & Stable Bridge from Mixed C4 to Purity Products A Service-Based Intermediary with Strong Infrastructure & Logistics Network Spring Update Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation may contain “forward-looking statements” within the meaning of the securities laws.
These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly statements that may relate to future operating results, existing and expected competition, market factors that may impact financial performance, and plans related to strategic alternatives or future expansion activities and capital expenditures. Although TPC Group believes that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct. A number of factors could cause actual results to vary materially from those expressed or implied in any forward-looking statements, including risks and uncertainties such as volatility in the petrochemicals industry, limitations on the Company’s access to capital, the effects of competition, leverage and debt service, general economic conditions, litigation and governmental investigations, and extensive environmental, health and safety laws and regulations. More information about the risks and uncertainties relating to TPC Group and the forward-looking statements are found in the Company’s SEC filings, including the Transition Report on Form 10-K, which are available free of charge on the SEC’s website at http://www.sec.gov . TPC Group expressly disclaims any obligation to update any forward-
looking statements contained herein to reflect events or circumstances that may arise after the date of this presentation.
This presentation may also include non-GAAP financial information. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as additional detail regarding the utility of such non-GAAP financial information, is included in the Appendix.

Business Overview

• We manufacture products in high demand that support global mobilization
– Rubber, fuel & lube additives = 75% of our end market applications
– US car ownership 800/1000, Asia car ownership 40/1000
• …From feedstocks that are in tight supply
– Light/heavy steam cracker feedstocks  = roughly 80/20%
– Limits C4 availability + butadiene content
• …That produces stable margins*
• … And has room to grow
–
$150M Adjusted EBITDA forecasted for 2012 ($107M in calendar 2010)
– Potential impact from dehydrogenation project
In cents/lb
*FY 2009 reflects the first installment of the insurance claim of $10.0 million, as well as the unauthorized freight payment recovery of $4.7 million.
CY 2010 reflects the full installment of the insurance claim of $17.1 million

Products Overview

Performance Products Crude C4 Processing
Butadiene
Polyisobutylene
“PIB”
HR-PIB
Conventional
PIB
Gasoline &
Lube
Additives
Isobutylene
Products
Isobutylene
Diisobutylene
Phenolic
Resins
Surfactants
Fuel & Lube
Additives
Propylene
Derivatives
Nonene
Tetramer
Plasticizers
Lube Additives
Surfactants
Antioxidants
Butene-1
Raffinates
& MTBE
Butylenes
Butane
Gasoline
Blendstocks
Synthetic
Rubber
Elastomers
Nylon
Polyethylene
Fuel
Additives
Broad Product Portfolio

TPC Group

Port Neches Operations
Lake Charles Terminal
TPC Group & Industry Pipelines
Corporate
Houston Operations
Baytown Operations

Houston Operations

- 2.4 B lbs/yr Mixed C4 Processing
- 240 M lbs/yr PIB

- 257 Acres

- Extensive pipeline network
- Substantial on- and off-site storage facilities
- Steam & electrical co-generation (35 MW)
- Exclusive docks on ship channel
- Large rail rack & railcar storage yard

Baytown Operations

- 85 M lbs/yr Nonene
- 50 M lbs/yr Tetramer

- 133 Acres

- NA's largest stand-alone Nonene plant
- Extensive rail rack & railcar storage yard
- Terminalling services for other companies

Port Neches Operations

- 1.8 B lbs/yr Mixed C4 Processing

- 154 Acres

- Extensive pipeline network
- Substantial storage facilities
- World-class dock facilities
- Extensive rail rack & railcar storage yard

TPC Group: Substantial & Strategic Asset Value 5

Aligned With Industry Growth

Goodyear Lanxess
Invista Afton / Newmarket
Macro, global market assumptions:
• Cars in use:
• 2000-2010: +150 million
• 2010-2020: +240 million
• +50 million tires/year, 2011-2015
• 2010-2013 CAGR:
• 18% in consumer replacables
• 42% in commercial replacables
Source: company reports
• Hi-performance rubber capacity expansion
• U.S., Brazil, Germany
• Hi-performance tire growth globally expected to
be 53% from 2010 to 2015
• “…[from 2009 to 2010] All business units [within
Performance Polymers] increased prices,
overcompensating higher raw material prices –
especially butadiene
• Announcement of  New Nylon 6,6
Intermediates and Polymer Plant in Shanghai
(2/2011)
• Commence production in 2014
• “… will employ Invista's latest advances in its
proprietary butadiene-based technology.”
Outlook for 2011
• “We expect 2011 to be more profitable than
2010 as we project an increase in volume,
revenue and net income.”
• “Our primary focus in the acquisition area
remains on the petroleum additives industry. It is
our view that this industry will provide the
greatest opportunity for a good return on our
investments, while minimizing risk.”
Our customers are experiencing and expecting growth

TPC Group

Volume

Gross Profit

Butadiene

Butene-1

Raffinates

Polyisobutylene

Isobutylene

Propylene Derivatives

Business Segments – C4 Processing & Performance Products

C4 Processing
Performance Products
21% Performance
Products
34% Performance
Products
14.6¢/lb
2.9 Billion lbs.
(CY 2010)
$268.1 Million
(CY 2010)
79% C4 Processing 66% C4 Processing
7.6¢/lb

TPC Group

Mixed C4
TPC Assets

Buy C4 Streams from Non-Integrated Ethylene Producers @ Index Based Contracts - X

Process the Crude C4

Sell Finished Products @ Index Based Contracts +Y

C4 Processing: What We Do

•
Relatively Stable Unit Margins
Cash flow generation throughout the cycle
• Service-based contracts and almost 2 inventory
turns/month
Mitigate Commodity Risk
• No exposure to exchange rate movements
Ethylene Plants
Ethylene
Propylene
C
4
‘s
B-1
BD
Raffinates
Isobutylene

TPC Group

NOVA
DOW
GOODYEAR
LANXESS
Formosa Plastics Corporation, U.S.A.
Firestone
Afton
INVISTA

Chevron Phillips
DOW
ExxonMobil Chemical
NOVA
Flint Hills Resources
DUPONT The miracles of science
EASTMAN
Formosa Plastics Corporation, U.S.A.
lyondellbasell

Unique, Long-standing Relationships with Customers and
Suppliers

» Customers and suppliers put their trust in TPC
» Customers rely on TPC for securing raw materials, which they cannot make or significantly import
» Suppliers rely on TPC for taking their Crude C4s, which they cannot purify and cannot store
» Large chemical producing and refining customer base, large established supplier and customer base
» Long term relationships
Customers
Feedstock Suppliers
• Premier processing reliability record
• Major Crude C4 processor for fifteen
ethylene plants
• Highest Crude C4 processing capacity in
North America
• Five separate processing units at two
independent sites
• Processing relationships with ten Crude C4
suppliers that exceed fifteen years
• Crude C4 processor for every non-
integrated North American ethylene
producer
Critical Component in the Ethylene Value Chain

87%
79%
81%
89%
93%
2007
2008
2009
2010
2011 ytd

Light
Heavy
76%
70%
77%
81%
81%
2007
2008
2009
2010
2011 ytd

7.8%
7.7%
6.7%
6.5%
6.3%
2007
2008
2009
2010
2011 ytd

Crude C4 Market Fundamentals

Source: CMAI; Light: Ethane, Propane Butane / Heavy: Naphtha, Fuel Oil; ytd through February
Ethylene Cracker Rates
B/E Ratio
Source: CMAI
Source: CMAI
Feed to US Steam Crackers

TPC Group

¢/lb
300
250
200
150
100
50
-
Jan-2008
Jan-2009
Jan-2010
Jan-2011
Asia, SBR, Spot
US, SBR, FOB
WE, SBR, Delivered
Asia, Nat. Rubber, TSR20, Spot

¢/lb
140
120
100
80
60
40
20
-
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2009
2010
2011

	↑	↑
	→	↓
	→	↑↑
	↑	↑↑

Butadiene Market Fundamentals

Source: CMAI Source: CMAI
Butadiene Market Drivers Near Term Long Term
Steam cracker rates
B/E ratio
End-market supply/demand
Global commodity prices
U.S. Butadiene Price Global Synthetic and Natural Rubber Prices

TPC Group

TPC Assets
Use iBL from CC4 process and Buy iBL and Propylene from Producers @ Index Based Contracts
Process the Feeds
Sell Finished Products @ Index Based Contracts + X

Performance Products: What We Do 12 Isobutylene (iBL) PIB HPIB Nonene/ Tetramer DIB Propylene

North American PIB Demand
(mm lbs/yr)
800
600
400
200
0
00
01
02
03
04
05
06
07
08
09
10
(Calendar Year)
C-PIB
HR-PIB
TPC HR-PIB Sales

Performance Products – Description

Market Dynamics Growth Opportunities Products Description
PIB
(polyisobutylene)
HR-PIB
(highly reactive -
polyisobutylene)
• 1/3 of performance
product volume
• 75% of end-market lube
and fuel additives
• HR-PIB, patent protected
• Historically highest
margins across product
slate
• Concentrated fuel and lube
additive end-market users
• Limited merchant capacity
• Steady HR-PIB global growth of
5-7%/ yr
DIB
(diisobutylene)
• 70% of end-market lube
and fuel additives
• Specialized chemical applications
• Very few producers
• De-bottlenecking projects
• Impact of Japan
Propylene
Derivatives
(nonene & tetramer
• Produced from Baytown
plant; only dedicated
nonene and tetramer
plant in N.A.
• All product sold to single
customer
• Follows global growth of end-
markets: plasticizers, detergents,
fuel additives
• De-bottlenecking projects

in millions
$67
$107
$150
2009 Adj. EBITDA
Business Interuption Insurance
2010 BD Fees
2010 Volume
2010 Margin
2010 Other
2010 Adj. EBITDA
2011/2012 BD Fees
2011/2012 Volume
2011/2012 Margin
2012 Adj. EBITDA

Clear Path To 2012 EBITDA Target of $150 Million

Notes: 2009 EBITDA excludes fees associated with opportunistic / non-recurring inventory handling
• Fee structure enabling continued
improvement in ROIC
• Margin expansion mainly in performance
products
• Predominantly sold-out;
limits near term volume
expansion
• High ROI projects support
margin growth
• $83/bbl crude oil assumption
2010 2012

U.S. Natural Gas Plant Liquids, Proved Reserves
(Million of barrels)
8.3
8.0
8.0
7.5
7.9
8.2
8.5
9.1
9.3
2000 2001 2002 2003 2004 2005 2006 2007 2008
Source: IEA

Butane to Gasoline Spread
$2.90/gal
$1.80/gal
2009
2010
2011
Source: Platt's
N-butane
URL

Dehydrogenation Project
• Asset
– Unit was mothballed in 2007, and
predominately manufactured MTBE
• Opportunity
– Feedstock: isobutane
– Output: Isobutylene
–
But flexible

• Rationale
– Feedstock constrained
– Construction costs below greenfield
– NGL economics
• Current Activity
– $5 million for engineering study
– Potentially $10 million more in 2011

Dehydrogenation Project

Isobutane (iC4)
Dehydro Unit
• $100-$150 million capital
investment
• 3 years
• Expected return 18-24%
Isobutylene (iBL)
600-650 mmppy
to Performance Products
•Polyisobutylene
•Diisobutylene
2005-2010 2010 2011 ytd
Isobutane 72 76 71
MTBE 116 114 114
% of Unleaded Regular Gasoline, spot price
Source: Platt’s
to gas blendstock production
•MTBE / ETBE

Conclusion
Differentiated Service-Based Business Model Following Mobility Megatrend
• Asia move towards mobility and urbanization driving global demand for our products
• Long-standing, service-based contracts limit exposure to commodity prices
Feedstock supply secured through multi-year contracts
Positioned for Margin Expansion and Growth
• Commodity strength and global GDP growth enhancing product need
• Clear path towards 2012 expectations
• Capital plan to enhance earnings base
Significant Free Cash Flow
• Strong focus on operational excellence and cost management
• Steady cash flow ‘through the cycle’

Appendix 18

Crude C4 Production
Derivative Production
Primary End Use Applications
Houston and Port Neches
Houston
Baytown
Naphtha
Natural Gas Liquids
Ethylene Cracker
Ethylene
Crude C4
Extraction
Butadiene
Butene - 1
Raffinates
Isobutylenes
Synthetic Rubber
Plastics
Gasoline Components
Isobutylenes
Derivative Production
Polyisobutylene
Diisobutylene
High Purity Isobutylene
Fuel/Lube Additives
Detergents
Propylene
Polymerization Unit
Nonene
Tetramer
Detergents
Lube Oil Additives

Crude C4 processing

- Reliability, infrastructure, and logistics are key value drivers
- Emphasis on service based manufacturing
- Implement cost reduction / efficiency projects

Performance Products

- Drive propylene derivatives capacity utilization
- Increased margins for Isobutylenes
- Focus on higher margin and higher growth differentiated products (PIB and HR-PIB)

TPC Manufacturing Overview 19 Three World-Scale Facilities Source: Company data

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
End of Qtr BD Contract Price ($/lb) (1)
0.86         0.93         0.92         0.76         0.65
Unleaded Gasoline Qtr Avg - USGC ($/gal) (2)
2.18         2.00         2.11         2.06         1.91
US Ethylene Industry Capacity Utilization (%) (3)
88.0         92.3         87.6         85.5         87.3
US BD Production (mm lbs) (3)
813          838          820          795          831
(1) Source:  CMAI
(2) Source:  Platts
(3) Source:  Hodson
Quarter Ended

Selected Market Data

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 394.6 $         397.9 $         424.5 $         299.7 $         337.4 $
Gross Profit ($mm) 40.2              47.3              51.4              39.3              35.2
Adj. EBITDA ($mm)* 15.7              23.8              26.1              14.7              12.3
Volume (mm lbs) 597.2            587.1            644.7            531.0            680.6
Gross Profit/lb 0.07 $           0.08 $           0.08 $           0.07 $           0.05 $
Adj. EBITDA/lb 0.03              0.04              0.04              0.03              0.02
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 91.5 $           101.5 $         107.3 $         101.0 $         78.4 $
Gross Profit ($mm) 19.0              24.0              26.4              20.4              13.8
Adj. EBITDA ($mm)* 9.2                14.6              17.2              11.4              4.5
Volume (mm lbs) 141.0            161.6            158.0            153.7            140.8
Gross Profit/lb 0.13 $           0.15 $           0.17 $           0.13 $           0.10 $
Adj. EBITDA/lb 0.07              0.09              0.11              0.07              0.03
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Revenue ($mm) 486.1 $         499.4 $         531.8 $         400.7 $         415.8 $
Gross Profit ($mm) 59.2              71.3              77.8              59.7              49.0
Adj. EBITDA ($mm)* 24.9              38.4              43.3              26.1              16.8
Volume (mm lbs) 738.2            748.7            802.7            684.7            821.4
Gross Profit/lb 0.08 $           0.10 $           0.10 $           0.09 $           0.06 $
Adj. EBITDA/lb 0.03              0.05              0.05              0.04              0.02
C4 Processing
Performance Products
Total Operating Segments (excludes Corporate)
Quarter Ended
Quarter Ended
Quarter Ended
* See slide 24 for discussion of Adjusted EBITDA and slide 25 for a reconciliation of Adjusted EBITDA to Net Income for all periods presented . Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.
Selected Operating Results

12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Sales Volumes (mm lbs) (1) 738.2        748.7        802.7        684.7        821.4
Sales Revenue ($mm) 486.1        499.4        531.8        400.7        415.8
Adjusted EBITDA ($mm)
C4 Processing 15.7          23.8          26.1          14.7          12.3
Performance Products 9.2            14.6          17.2          11.4          4.5
Corporate (5.9)           (5.3)           (7.8)           (7.0)           (6.7)
Adjusted EBITDA (2) 19.0          33.1          35.5          19.1          10.2
Adjusted EBITDA per pound 0.03          0.04          0.04          0.03          0.01
Operating Segment Adjusted EBITDA per pound (3) 0.03          0.05          0.05          0.04          0.02
(1) Does not include tolling volume.
(2) See footnote on slide 24
(3) Adjusted EBITDA for the C4 Processing and Performance Products operating segments - i.e. total Adjusted EBITDA less Corporate.
Quarter Ended
(Unaudited)
Selected Financial Data

SEC Disclosure Information
ADJUSTED EBITDA – REVISION OF PREVIOUSLY REPORTED AMOUNTS
We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items. Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.  As shown in the table below, we have revised previously reported
Adjusted EBITDA for the C4 Processing segment for the quarter ended December 31, 2009 to remove the effect of the business interruption insurance recovery of
$17.1 million.  We have concluded that removal of this item, which we consider to be non-recurring in nature, enhances the period-to-period comparability of our operating results and is more useful to securities analysts, investors and other interested parties in their understanding of our operating performance.  Our calculation of Adjusted EBITDA may be different from the calculation used by other companies; therefore, it may not be comparable to other companies.
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Adjusted EBITDA - as previously reported ($mm)
C4 Processing 23.8 $   26.1 $   14.7 $   29.4 $
Performance Products 14.6      17.2      11.4      4.5
Corporate (5.3)       (7.8)       (7.0)       (6.7)
33.1 $   35.5 $   19.1 $   27.2 $
Adjusted EBITDA - current definition ($mm)
C4 Processing 15.7 $     23.8 $   26.1 $   14.7 $   12.3 $
Performance Products 9.2          14.6      17.2      11.4      4.5
Corporate (5.9)         (5.3)       (7.8)       (7.0)       (6.7)
19.0 $     33.1 $   35.5 $   19.1 $   10.2 $
Quarter Ended
(Unaudited)

(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance.
Adjusted EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance. Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our business segments. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items.. These items are identified above in the
Reconciliation of Adjusted EBITDA to Net Income (Loss), the GAAP measure most directly comparable to Adjusted EBITDA. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.
12/31/10 9/30/10 6/30/10 3/31/10 12/31/09
Net income (loss) (0.7) $        12.8 $       14.4 $       4.1 $         8.4 $
Income tax expense (1.6)           6.9            7.9            2.7            6.0
Interest expense, net 11.1 3.2 4.0 3.5 3.8
Depreciation and amortization 9.9 9.9 9.8 9.8 9.9
EBITDA 18.7 32.8 36.1 20.1 28.1
Non-cash stock based compensation 0.3            0.3            0.5            -            0.3
Unrealized gain on derivatives -            -            (1.1)           (1.0)           (1.2)
BI insurance recoveries -            -            -            -            (17.1)
Adjusted EBITDA (*) 19.0 $       33.1 $       35.5 $       19.1 $       10.1 $
Quarter Ended
(Unaudited, in millions)
Reconciliation of Adjusted EBITDA to Net Income

Adjusted EBITDA would distort comparability between the periods presented.
The following table provides a reconciliation of Adjusted EBITDA to Net Income (Loss) (in thousands) for the 2010 calendar year ended December 31, 2010 and the three most recent fiscal years ended June 30, 2010, 2009 and 2008.  Net
Income (Loss) is the most directly comparable GAAP measure reported in the Consolidated Statements of Operations.
Reconciliation of Adjusted EBITDA to Net Income
Calendar Year
Ended Dec. 31,
2010 2010 2009 2008 2007
Net income (loss) 31 $                     31 $           (23) $          27 $           21 $
Income tax expense (benefit) 16                        19               (12)             15               14
Interest expense, net 22                        15               17               19               17
Depreciation and amortization 39                        40               42               36               29
EBITDA 108                      104            24               96               81
Impairment of assets -                          -                  6                 -                  -
Loss on sale of assets -                          -                  -                  1                 1
Non-cash stock-based compensation 1                          1                 6                 6                 5
Unrealized (gain) loss on derivatives (2)                        (3)                4                 (0)                (0)
Adjusted EBITDA as previously reported 107                      102            40               104            86
Unauthorized freight (recoveries) payments -                          -                  (5)                0                 0
Business interruptions insurance recoveries -                          (17)             (10)             -                  -
Adjusted EBITDA - current definition 107 $                   85 $           26 $           104 $         86 $
Fiscal Year Ended June 30,